Public Service Enterprise Group

Bank of America Merrill Lynch Power & Gas Leaders Conference

New York City

September 22, 2009

Forward-Looking Statement

Readers are cautioned that statements contained in this presentation about our and our subsidiaries' future performance, including future revenues, earnings, strategies, prospects and all other statements that are not purely historical, are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Although we believe that our expectations are based on reasonable assumptions, we can give no assurance they will be achieved. The results or events predicted in these statements may differ materially from actual results or events. Factors which could cause results or events to differ from current expectations include, but are not limited to:

Adverse changes in energy industry, law, policies and regulation, including market structures and rules, and reliability standards.

Any inability of our energy transmission and distribution businesses to obtain adequate and timely rate relief and regulatory approvals from federal and state regulators.

Changes in federal and/or state environmental requirements that could increase our costs or limit operations of our generating units.

Changes in nuclear regulation and/or developments in the nuclear power industry generally, that could limit operations of our nuclear generating units.

Actions or activities at one of our nuclear units that might adversely affect our ability to continue to operate that unit or other units at the same site.

Any inability to balance our energy obligations, available supply and trading risks.

Any deterioration in our credit quality.

Availability of capital and credit at reasonable pricing terms and our ability to meet cash needs.

Any inability to realize anticipated tax benefits or retain tax credits.

Changes in the cost of or interruption in the supply of fuel and other commodities necessary to the operation of our generating units.

Delays or cost escalations in our construction and development activities.

Adverse investment performance of our decommissioning and defined benefit plan trust funds, and changes in discount rates and funding requirements.

Changes in technology and increased customer conservation.

For further information, please refer to our Annual Report on Form 10-K, including Item 1A. Risk Factors, and subsequent reports on Form 10-Q and Form 8-K filed with the Securities and Exchange Commission. These documents address in further detail our business, industry issues and other factors that could cause actual results to differ materially from those indicated in this presentation. In addition, any forward-looking statements included herein represent our estimates only as of today and should not be relied upon as representing our estimates as of any subsequent date. While we may elect to update forward-looking statements from time to time, we specifically disclaim any obligation to do so, even if our internal estimates change, unless otherwise required by applicable securities laws.

Delivering Value: Today and Tomorrow  2

GAAP Disclaimer

PSEG presents Operating Earnings in addition to its Net Income reported in accordance with accounting principles generally accepted in the United
States (GAAP). Operating Earnings is a non-GAAP financial measure that differs from Net Income because it excludes the impact of the sale of certain non-core domestic and international assets and material impairments and lease-transaction-related charges. PSEG presents
Operating Earnings because management believes that it is appropriate for investors to consider results excluding these items in addition to the results reported in accordance with GAAP. PSEG believes that the non-
GAAP financial measure of Operating Earnings provides a consistent and comparable measure of performance of its businesses to help
shareholders understand performance trends.  This information is not intended to be viewed as an alternative to GAAP information. The last slide in this presentation includes a list of items excluded from Net Income to reconcile to Operating Earnings, with a reference to that slide included on each of the slides where the non-GAAP information appears.

Delivering Value: Today and Tomorrow  3

PSEG - Review and Outlook

Caroline Dorsa

Executive Vice President and Chief Financial Officer

PSEG establishing a policy leadership position …

Electric and Gas
Delivery

Leveraged Leases and
Renewable Investments

Regional
Wholesale Energy

… in promoting a sustainable energy future.

PSE&G positioned to
meet NJ’s energy policy
and economic growth
objectives; rate base
growth of 13% to $9.9B
by 2011.

PSEG Power’s low-cost
baseload nuclear fleet
well-positioned in
carbon constrained
environment.

PSEG Energy Holdings
positioned to pursue
attractive renewable
generation opportunities.

Compressed Air Energy
Storage (CAES)

Solar

Offshore wind

Delivering Value: Today and Tomorrow  5

Public Service Enterprise Group …

… an energy provider

                       meeting the needs of customers

                                                                and shareholders.

Meeting
Commitments

Delivering

Value Today

Positioned for
            the Future

Delivering Value: Today and Tomorrow  6

PSEG: Establishing a foundation…

Meeting Commitments

Achieved 2008 earnings targets

Operational excellence drove results

Sharpened business focus; international assets
sold

Balance sheet strengthened; credit outlook
improved

Attractive dividend growth rate

… and building a record that sets us apart.

Delivering Value: Today and Tomorrow  7

YTD Operating Earnings by Subsidiary

$    751

(9)

78

187

$   495

2008

$   800

(3)

40

166

$   597

2009

Operating Earnings

Earnings per Share

  (0.02)

(0.01)

Enterprise

$   1.47

$   1.58

Operating Earnings*

0.15

0.08

PSEG Energy Holdings

0.37

0.33

PSE&G

$   0.97

$   1.18

PSEG Power

2008

2009

         $ millions (except EPS)

Six months ended June 30,

* See page 67 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

Delivering Value: Today and Tomorrow  8

Low-cost portfolio

Regional focus in competitive, liquid
markets

Assets favorably located near
customers/load centers

Many units east of PJM
constraints

Southern NEPOOL/ Connecticut

Market knowledge and experience
to maximize the value of our assets

… with low cost plants, in good locations, within solid markets.

Power’s assets support commitments in a dynamic environment…

18%

45%

9%

27%

Fuel Diversity

Coal

Gas

Oil

Nuclear

Pumped

Storage

1%

Energy Produced – 2008

53%

23%

23%

Pumped Storage
& Oil 1%

Nuclear

Coal

Gas

Total GWh: 55,300

Total MW: 13,576

Delivering Value: Today and Tomorrow  9

PSEG Power’s focus on operational excellence…

… resulted in a record year of power generation.

53,617

53,197

55,292

30,000

40,000

50,000

60,000

96

91.4

92.6

50

75

100

31.8

35.8

42.6

0

25

50

Total Generation (GWh)

Nuclear Capacity
Factor (%)

Combined Cycle
Capacity Factor (%)

2007

2008

2007

2008

2006

2008

2006

2006

2007

Delivering Value: Today and Tomorrow  10

Operated by PSEG Nuclear

PSEG Ownership: 100%

Technology:
        Boiling Water Reactor

Total Capacity: 1,211MW

Owned Capacity:  1,211MW

License Expiration: 2026

August 2009: Filed for
20-year license extension

Operated by PSEG Nuclear

Ownership: PSEG - 57%,
        Exelon – 43%

Technology:

       Pressurized Water Reactor

Total Capacity: 2,345MW

Owned Capacity: 1,346MW

License Expiration: 2016 and
2020

August 2009: Filed for
20-year license
extension

Operated by Exelon

PSEG Ownership: 50%

Technology:

        Boiling Water Reactor

Total Capacity: 2,224MW

Owned Capacity: 1,112MW

License Expiration: 2033
and 2034

Hope Creek

Salem Units 1 and 2

Peach Bottom
Units 2 and 3

Our five unit nuclear fleet …

… is a critical element of Power’s success.

Delivering Value: Today and Tomorrow  11

Clear operational focus at Nuclear…

2006

Merger
termination
announced

PSEG Power
resumes
independent
operations of
Nuclear

Hope Creek
uprate
completed;
Salem steam
generator
replacement

… has driven improving results at PSEG Power.

2007

2008

2009

2010

Improvement
in capacity
factors;
application for
license
extensions at
Hope Creek
and Salem

Hope Creek –
Early Site
Permit
application for
new nuclear

Meeting
Commitments

      Delivering

     Value Today

   Positioned for
the Future

Delivering Value: Today and Tomorrow  12

Our nuclear performance has continued to improve…

79

80

97

94

92

97

96

96

97

96

97

2004

2005

2006

2007

2008

2009 Target

24.7

27.3

29.1

28.4

29.3

29.8

2004

2005

2006

2007

2008

2009 Target

INPO Index (  )

Highest capacity factor in the industry for Hope
Creek in 2008

Highest Nuclear output in Power’s history

2008 INPO Index for NJ Units of 92 would have
been 97, excluding planned Salem steam
generator replacement

Nuclear Generation Output (  )

(000’s GWH)

Forced Loss Rate (  )

(%)

3.1

2.1

0.6

0.7

0.6

0.6

0.6

0.6

1.0

0.7

2004

2005

2006

2007

2008

2009 Target

… as we maintain our relentless drive for excellence.

NJ Units

1st Quartile

NJ Units

1st Quartile

11.1

Delivering Value: Today and Tomorrow  13

Salem’s benchmarking against the industry…

Indicator

Unit

2004

2005

2006

2007

2008

2009 PROJ

1

2

Industrial Safety (OSHA) 2-yr avg

1

2

1

0

2

0

0

1

2

Safety System Reliability

1

2

1

2

1

2

1

2

1

2

1

2

1

2

Production Cost (2-yr avg)

Fuel Reliability (Annual value)

CM Backlogs (Annual value)

1

4

1

1

1

0

1

2

7

0

1

2

2

0

Key

N/A

1st Quartile

2nd Quartile

3rd Quartile

4th Quartile

Forced Outages Annual value)

Significant Events (Annual value)

     Emergency Diesel Generators (3-year avg)

     Auxiliary Feedwater (3-year avg)

     Safety Injection (3-year avg)

Chemistry Performance/Effectiveness Index (18mth)

Capacity Factor (2-yr avg)

Forced Loss Rate (2-yr avg)

Refueling Outage Duration (Annual value)

INPO Index  (Annual value)

Collective Radiation Exposure (3-year avg)

Unplanned Scram Rate  (per 7000 hrs)

… assured a constant striving for excellence.

Delivering Value: Today and Tomorrow  14

Hope Creek’s performance against its peers has greatly improved…

… setting top quartile performance goals for 2009.

2004

2005

2006

2007

2008

2009 PROJ

INPO Index  (not an average)

Industrial Safety (OSHA) 2-yr avg

Collective Radiation Exposure (3-yr avg)

Unplanned Scram Rate  (per 7000 hrs)

Significant Events (annual value)

Safety System Reliability

     Emergency Diesel Generators  (3-year avg)

     Residual Heat Removal  (3-year avg)

     High Pressure Coolant Injection  (3-year avg)

Chemistry Performance/Effectiveness Index (18 mnth)

Capacity Factor (2-yr avg)

Forced Loss Rate (2-yr avg)

Refueling Outage Duration  (annual value)

Production Cost (2-yr avg)

Fuel Reliability  (annual value)

CM Backlogs  (annual value)

Forced Outages  (annual value)

3

3

0

2

0

2

Key

N/A

1st Quartile

2nd Quartile

3rd Quartile

4th Quartile

Delivering Value: Today and Tomorrow  15

National carbon regulation …

… would benefit Power’s low carbon fleet.

The diversity of the portfolio makes Power well positioned to capture value in a wide range of potential regulatory outcomes.

CO2 $/Ton Impact on PJM  Prices and Power’s EBITDA

Illustration at $20 CO2:

(2008 Data)

55 TWh

x ~ $12 to $14/MWh

~ $660 – $770 M revenue

20M tons

x $20/ton

~ $400 M expense

The impact on
electric prices
moderates at higher
CO2 prices as:

-the fleet dispatch
changes, and

-the CO2 intensity of
the grid goes down.

$0

$100

$200

$300

$400

$500

$600

$700

$0

$10

$20

$30

$40

CO2 Price ($/ton)

Delivering Value: Today and Tomorrow  16

2007 Operating Earnings Per Share*
2008 Operating Earnings Per Share*
2009 Guidance

$2.68

$3.00 - $3.25

$3.03

* See page 68 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

PSEG – 2009 guidance maintained …

… but, upper end a challenge.

Delivering Value: Today and Tomorrow  17

PSEG – Delivering Value: Today and Tomorrow

Delivering
Value Today

Positioned for
the Future

Achieved 2008 earnings
targets

Operational excellence
drove results

Sharpened business focus;
international assets sold

Balance sheet
strengthened; credit
outlook improved

Attractive dividend growth
rate

2009 earnings guidance
represents continued
growth

Operational excellence
improving results

Core business
investments providing
attractive returns

Dividend increased – 6th
consecutive year; 102nd
year of paying an annual
dividend

Strong financial position
– credit metrics, liquidity

Balanced business mix

BGS: A demonstrated
mechanism for meeting
customer supply at market
prices for multi-year period

Federal and State policies
provide opportunities for
growth – Leadership position
in energy policy

T&D investments providing
growth with minimal rate
impact

Strong financial position and
cash flow provide flexibility in
volatile markets – No need to
issue equity

Meeting
Commitments

Delivering Value: Today and Tomorrow  18

PSEG Power – Overview

Delivering
Value Today

Positioned for
the Future

Meeting
Commitments

Achieved 2008 earnings
targets

Improved operating
performance of generation
fleet

Environmental
commitments met

$1 Billion capital expense
on budget, met specs

Disciplined hedging
strategies have managed
earnings volatility and
reduced risk

2009 earnings guidance of
$1,170M - $1,245M reflects
impact of abnormally cool
weather

Continued Operational
Excellence Model (OEM)
implementation with
demonstrated
improvements at Fossil

Sustained, strong nuclear
performance

Successful multi-year
hedging strategy supported
by BGS, RPM in liquid
markets

Effective management of
costs and capital programs
to drive value

Low-cost, baseload
nuclear fleet benefits in
carbon constrained world

BET installation improves
operating capability of coal
fleet and enables a wide
variety of coals

Expansion opportunities
through existing
experience and
infrastructure, including
peaker bids

Strong free cash flow

PSEG Power - Delivering Value: Today and Tomorrow

Delivering Value: Today and Tomorrow  20

… of serving full requirement load contracts, while maintaining optionality under a variety of conditions.

Power’s assets along the dispatch curve reduce the risk…

X

X

Ancillary Revenue

X

X

X

X

Capacity Revenue

X

X

Energy Revenue

X

X

Dual Fuel

Baseload units

Load following units

Peaking units

Illustrative

Salem

Hope

Creek

Keystone

Conemaugh

Hudson 2

Linden 1,2

Burlington 8-9-11

Edison 1-2-3

Essex 10-11-12

Bergen 1

Sewaren 1-4

Hudson 1

Mercer1, 2

Bergen 2

Sewaren 6

Mercer 3

Kearny 10-11

Linden 5-8 / Essex 9

Burlington 12  / Kearny 12

Peach

Bottom

Bridgeport

New

Haven

Nuclear

Coal

Combined Cycle

Steam

Peaking

BEC

Yards

Creek

National Park

Delivering Value: Today and Tomorrow  21

2003

2004

2005

2006

2007

2008

2009*

Increase in Full Requirements
Component Due to:

Increased Congestion (East/West Basis)

Increase in Capacity Markets/RPM

Volatility in Market Increases Risk
Premium

The recent successful completion of the seventh BGS auction...

Market Perspective – BGS Auction Results

… cushions the impact of volatile markets on customers.

Note: BGS prices reflect PSE&G Zone

Full Requirements

3 Year Average

Round the Clock
PJM West
Forward Energy
Price

$55.05

$65.41

~ $18

~ $21

$102.51

~ $32

$98.88

~ $41

~ $43

$111.50

~ $47

$103.72

$55.59

~ $21

Capacity

Load shape

Transmission

Congestion

Ancillary services

Risk premium

Green

$33 - $34

$36 - $37

$44 - $46

$67 - $70

$58-$60

$68 - $71

$56 - $58

*2009 RTC price was ~ $50/MWh at time of auction

Delivering Value: Today and Tomorrow  22

-

2,000

4,000

6,000

8,000

10,000

12,000

-

2,000

4,000

6,000

8,000

10,000

12,000

Power’s output is sold forward…

… through full requirement contracts and other hedging transactions.

                            2009                                                          2010                                                         2011

                            2009                                                             2010                                                         2011

Nuclear

Coal

CC

Steam / Pk

Existing Hedges

Existing Loads+ Hedges

Existing Loads+ Hedges + Potential Future BGS

Total Fleet On-Peak Average MW

Total Fleet Off-Peak Average MW

Delivering Value: Today and Tomorrow  23

$0

$20

$40

$60

$80

$100

2004

2005

2006

2007

2008

2009

Fwd*

2010

Fwd

2011

Fwd

Commodity prices have been volatile…

… but Power’s diverse asset portfolio and hedging strategy has mitigated the effect of volatility, providing strong results.

Henry Hub NYMEX

($/MMBTU)

Western Hub RTC

($/MWh)

West Hub On Peak

($/MWh)

Central Appalachian Coal

($/Ton)

Note: Forward prices as of 8/27/09

$0

$20

$40

$60

$80

$100

$120

2004

2005

2006

2007

2008

2009

Fwd*

2010

Fwd

2011

Fwd

$0

$2

$4

$6

$8

$10

2004

2005

2006

2007

2008

2009

Fwd*

2010

Fwd

2011

Fwd

$0

$20

$40

$60

$80

$100

2004

2005

2006

2007

2008

2009

Fwd*

2010

Fwd

2011

Fwd

*Average of 8 historical months and 4 forward months

Delivering Value: Today and Tomorrow  24

The effect of our hedging/forward sales strategy…

Power’s hedging strategy
secures pricing over a 2 - 3 year
future time horizon.

The 3 year BGS Auction period
has the effect of pulling forward
prices back.

… is to create a realized price that is a blend of prior and future pricing, moderating volatility.

PJM West

PS Zone vs PJM West Basis

2009 realized

price

*

$0

$20

$40

$60

$80

$100

2004

2005

2006

2007

2008

2009 Fwd

2010 Fwd

2011 Fwd

*PJM West Average of 8 historical months and 4 forward months

Delivering Value: Today and Tomorrow  25

-$10

$0

$10

$20

$30

$40

$50

2005

2006

2007

2008

2009

2010

2011

$0

$10

$20

$30

$40

$50

$60

$70

2005

2006

2007

2008

2009

2010

2011

Annual Average

Historical Monthly

Forecast

Spark and dark spreads …

PJM Western Hub Spark Spread (On-Peak – Henry Hub * 7.5 Heat Rate)

PJM Western Hub Dark Spread (RTC – Central Appalachian Coal * 10 Heat Rate)

… have declined near-term in response to weak demand.

Note: Forward prices as of 08/27/09

Delivering Value: Today and Tomorrow  26

% of coal and nuclear output
$/MWh

% of capacity
$/MW-day

0%

25%

50%

75%

100%

2009

2010

2011

$40

$50

$60

$70

$80

$90

0%

25%

50%

75%

100%

2009

2010

2011

$0

$50

$100

$150

Power’s hedging program provides near-term stability from
market volatility…

… while remaining open to long-term market forces.

Estimated EPS impact of
$10/MWh PJM West around
the clock price change*
(~$2/mmbtu gas change)

Contracted Capacity

Estimated EPS impact of
$30/MW-day capacity
price change*

Price

(right
scale)

*As of June 2009; Assuming normal market commodity correlations and demand

Power has
contracted at
attractive prices,
which includes
locational basis
and load shaping
premium.

The pricing for
most of Power’s
capacity has been
fixed through May
2013, with the
completion of
auctions in PJM
and NE.

% sold

(left

scale)

$0.25 - $0.45

$0.10 - $0.20

$0.01 - $0.02

$0.00 - $0.01

$0.00 - $0.01

$0.00 - $0.01

Contracted Energy

Price
(right
scale)

% sold

(left

scale)

Delivering Value: Today and Tomorrow  27

MAAC
$133.37
PS-NORTH
$185.00
EMAAC
$139.73
RTO
$16.46
DPL-
SOUTH
$222.30

2012 / 2013 RPM Auction Results

PSEG Power’s assets are in
constrained zones, which
cleared at higher prices.

Power’s offer for 178MW of new
capacity was accepted by PJM.

Auction results reflect impact of
new transmission capability.

Delivering Value: Today and Tomorrow  28

… Power expects to see continued strong margins from PJM’s
Reliability Pricing Model.

Through the new capacity construct, and pricing at auction
prices…

$185.00

PSEG North Zone

$16.46

$110.00

$174.29

$102.04

$111.92

$40.80

Rest of Pool

$133.37

$110.00

$174.29

191.32

MAAC

$139.73

$110.00

$174.29

$191.32

$148.80

$197.67

Eastern MAAC

2012 / 2013

2011 / 2012

2010 / 2011

2009 / 2010

2008 / 2009

2007 / 2008

PJM Zones

With nearly 1/3 of its capacity in PS North and nearly 2/3 of its capacity in
MAAC and EMAAC, Power’s assets in congested locations received higher pricing in the 2012/2013 RPM Auction.

PJM Capacity Available to Receive Auction Pricing

0

2,000

4,000

6,000

8,000

10,000

12,000

07/08

08/09

09/10

10/11

11/12

12/13

Delivering Value: Today and Tomorrow  29

2008 Operating

Earnings*

Energy

Capacity

Other Margin

Cost

2009 Guidance

… with visible sources of value to achieve this result.

Power’s commitment in 2009 reflects continued earnings
growth…

$1,107M

$1,170 -
$1,245M

$90 – 95M

($25 – 15M)

$38– 88M

O&M (pension)

Depreciation

Interest

Other

($40 – 30M)

Power’s 2008 Operating Earnings vs 2009 Guidance

Operations

Uprates

BGS

Recontracting

Fuel

More capacity
open to auction

BGSS

Other

$2,170M                                                            EBITDA                                           $2,300 - $2,400M

* See page 68 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

Delivering Value: Today and Tomorrow  30

… including market and operational factors.

Power’s earnings for 2010 will be subject to many influences…

$1,170 – $1,245M

Revenue/Margin

Nuclear output largely contracted

Dark Spread change of $5/MWh at

market – impact of $0.05-$0.10/share

Spark Spread change of $5/MWh at

market – impact of $0.05-$0.10/share

Capacity change of $30/MW-day –
impact of $0.00-$0.01/share

Operations

Operational excellence – 1% change in

nuclear capacity factor – impact of

$0.01-$0.03/share

O&M 1% change – impact of

~$0.01/share

Depreciation increase of ~$0.03/share
due to capital in service

2009 Guidance

2010+ Drivers

Delivering Value: Today and Tomorrow  31

PSE&G - Review and Outlook

2008 earnings targets met

Transmission formula rate
treatment received from
FERC

Strong O&M control

Reduced Distribution capital
expenditures

National ReliabilityOne
Award winner

2009 earnings outlook
affected by abnormally cool
weather

Distribution base rate case
filed mid-2009

Transmission investment
increasing

New customer information
system implemented at end
of 1st quarter

Active participant in shaping
State energy policy

Prepared to meet NJ’s
stimulus and energy goals

Resolve Distribution base
rate case by mid-2010

Investment program
responsive to NJ’s
economic and energy-
related goals

Transmission formula rates
provide current return on
invested capital

Earnings growth in line with
capital investment

Continue to lead the nation
in electric reliability

PSE&G – Delivering Value: Today and Tomorrow

Delivering
Value Today

Positioned for
the Future

Meeting
Commitments

Delivering Value: Today and Tomorrow  33

PSE&G regulatory strategy…

Earn authorized returns

Minimize regulatory lag

Support state energy goals

Maintain/enhance local relationships

…designed to support customer and shareholder requirements.

Delivering Value: Today and Tomorrow  34

New Jersey Electric & Gas Rate Case*

Filed:                                              May 29, 2009

Test Year:                       2009**

51.2%

Equity Ratio

11.5%

Return on Equity

*New Jersey BPU decision anticipated within 9-12 months.

**Test year can be updated for known changes.

$2.4 billion

$3.8 billion

Rate Base

$96.9 million

$133.7 million

Increase

Gas

Electric

Request

Includes tracking mechanisms for capital expenditure and pension costs.

Delivering Value: Today and Tomorrow  35

PSE&G’s current investment plan including the recently
approved NJ stimulus and EMP programs…

33%

52%

15%

0%

30%

4%

19%

47%

32%

17%

1%

50%

… now provides for growth in rate base of 13%.

PSE&G Rate Base

27%

23%

6%

44%

Electric Transmission

Electric Distribution

Gas Distribution

Energy Master Plan

2008

Rate Base $6.9B
Equity Ratio ~ 50%

2009

Rate Base $7.5B
Equity Ratio ~ 51%*

2010

Rate Base $8.8B
Equity Ratio ~ 51%*

2011

Rate Base $9.9B
Equity Ratio ~ 51%*

*Pending regulatory approval

Delivering Value: Today and Tomorrow  36

SUSSEX
PASSAIC
BERGEN
WARREN
MORRIS
UNION
HUNTERDON
MERCER
MONMOUTH
OCEAN
BURLINGTON
GLOUCESTER
SALEM
ATLANTIC
CUMBERLAND
CAPE MAY

Transmission Growth

PJM approved the $750M Susquehanna to
Roseland line in October 2007

Siting and permitting process underway

Incentives approved by FERC:

ROE: 12.93% (125 basis point adder)

100% CWIP in Rate Base

FERC approval of Sub-Transmission to
Transmission system reliability investments
represents about $340M through 2011, post-2011
~$60M per year

Total investment in PJM approved projects,
including Susquehanna to Roseland of $1.4B over
2009-2011

PJM approved the Branchburg-Roseland-Hudson
line in November 2008.  Additional 500 kV
investments could further increase transmission
investment by approximately $1.0 -1.5B.

These opportunities will require substantial deployment of capital with siting and permitting as the major challenges.

Branchburg

Roseland

Jefferson

New Freedom

Smithburg

Deans

MAPP

Hope Creek

Salem

Project

I-765

Interstate

Project

PSE&G implemented fully-forecasted formula rates with an 11.68%
base ROE, which provides attractive current return on investments.

Delivering Value: Today and Tomorrow  37

2008 Regulatory Activities

A.

Solar Loan Program
($105M)

Approved April 2008

Up to 30MW

B.

Demand Response
($63M)

Filed August 2008.  Decision
pending

Reduce demand by residential
and small commercial
customers by 150MW

C.

Carbon Abatement
Program ($47M)

Approved December 2008

Provides energy efficiency
programs

A

C

B

2009 Regulatory Activities

D.

Capital Economic Stimulus Infrastructure Investment
Program ($694M)

Filed January 2009, approved April 2009; 10.0% ROE

Accelerate capital investments to promote economic stimulus and promote job growth in NJ

E.

Solar Loan Program – Phase II

Filed March 2009

F.

Electric and Gas Distribution base
rate case

Filed May 2009

G.

Energy Efficiency Economic Stimulus Program
($190M)

Approved July 2009

Promote job growth and stimulate NJ economy via energy
efficiency expenditures

H.

Solar 4 All ($515M)

Approved July 2009

80MW of utility-owned solar generation

D

E

G

H

I

2010 Regulatory Activities

I.

Resolve Electric and
Gas Distribution
base rate case

Normal BPU schedule would
have resolution of rate
proceeding by mid-2010

2011 will be first full year of
rate relief

2008

2009

2010

May

Dec

Dec

Jan

Jan

Jun

F

… with a manageable rate increase of 2% - 4% to customers.

$215M Filed

PSE&G is well positioned to respond to NJ’s needs…

Delivering Value: Today and Tomorrow  38

18.5

0

2

4

6

8

10

12

14

16

18

20

PSE&G

Average

2011

Based on tariff rates in effect in March 2009.

… produces superior value to our electric and gas customers.

Electricity

(500kWh/month bill)

BGS

Delivery

Clauses

17.7

1.60

0.00

0.20

0.40

0.60

0.80

1.00

1.20

1.40

1.60

1.80

PSE&G

Average

2011

Gas

(100 therm/month bill)

BGSS

Delivery

Clauses

1.48

Source: Rates from PSE&G, NYPSC and PAPUC

1.53

BGSS

Delivery *

Clauses

BGS***

Delivery *

Clauses

Potential
Investments**

18.2

* Includes base rate increases

** Includes NJ stimulus filing (Capital and EEE), Solar 4 All and Solar II

Potential
Investments**

*** Assumes BGS/BGSS pricing remains constant

Combining operational excellence with prices comparable to
regional competitors …

Delivering Value: Today and Tomorrow  39

2008 Operating

Earnings*

Weather

Transmission

Pension

Depreciation,

Interest and Other

2009 Guidance

$360M

$0 - 5M

$315 –

$335M

$5 - 10M

… increasing pension, depreciation and interest costs.

($40 - 35M)

($10 - 5M)

In 2009, controlling O&M helps to mitigate the effects of…

*See page 68 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings

Delivering Value: Today and Tomorrow  40

PSE&G – Business Drivers

Operational excellence and effective cost
management

Distribution rate case should improve
2009 ROE’s of 8.0% - 8.8% to 9.0% - 9.5%

Addresses capital investment, O&M and
sales losses

1% change in Distribution rate case ROE for
2010 = ~$21M change in earnings

Transmission Investment under formula
rates.  ROE ~ 11.7%

Capital Stimulus could provide an
additional 25 – 50 basis points to ROE

Energy Master Plan investments for
Energy Efficiency and Renewables could
provide an additional 5 – 10 basis points
to ROE if approved as planned.

A ±1% deviation in sales would result in a
±$15M change to margin revenues

$315 – $335M

2009 Guidance

2010+ Drivers

Delivering Value: Today and Tomorrow  41

PSEG Energy Holdings -
Review and Outlook

PSEG Energy Holdings – Delivering Value: Today and Tomorrow

Exceeded 2008 earnings
targets

Strong 2008 Texas
performance well
above expectations

Stable earnings from
US contracted
generation assets

Sale of international
assets yielded $1.5B over
2007-2008

Proactively reserved for
potential LILO/SILO
liability

2009 earnings outlook
improved with lease
terminations

Achieving predictable
performance from
contracted US generation
assets

Improving Texas
operations via asset
management agreement
with PSEG Power

Redeemed approximately
$280M of Texas project
debt

Managing risk by limiting
growth in lease tax liability

Sufficient liquidity and
credit strength to fund
potential LILO/SILO liability
through cash, asset value
and debt capacity

Exploring opportunities to
optimize other U.S. assets

Pursuing attractive
renewable generation
opportunities

Compressed Air
Energy Storage
(CAES)

Solar

Offshore Wind

Meeting
Commitments

Delivering
Value Today

Positioned for
the Future

Delivering Value: Today and Tomorrow  43

By reducing its investment in international assets …

… Holdings has decreased its risk profile and improved its
business focus.

$0.4

$0.5

$0.5

$0.8

$2.2

$1.4

$0.1

2004

2006

2008

2009 Projected*

PSEG Global Invested Capital
($ Billions)

$2.6B

$1.9B

$0.6B

$0.8B

*Investment Includes redemption of Texas debt in February 2009

International

Domestic

Delivering Value: Today and Tomorrow  44

Texas assets are the major driver of PSEG Global’s business
results…

…PSEG Texas projected EBITDA reflects higher maintenance costs and market uncertainty.

Strong 2008 performance from favorable market in Spring 2008

Looking ahead to 2009:

Uncertainty on gross margin impact from new wind additions

Operations and maintenance costs approximately $15M higher in 2009 than 2007 as plants enter periods of major maintenance

Longer-term:

Continued uncertainty from wind

Positive impact from transmission build-up and potential unit mothballing by other generators

60 – 70

35 – 45%

125 – 135

17%

4.0 - 5.0

2009

PSEG

Market

214

162

$186

Gross
Margin ($M)

147

47.9%

14%

9.0

2008

104

48.7%

15%

6.9

2007

$130

54.4%

16%

$6.7

2006

EBITDA*

($M)

Capacity
Factors

Reserve
Margin

Nat. Gas
Henry Hub Spot
($/mmBtu)

*Excluding Mark-to-Market Accounting effects

Delivering Value: Today and Tomorrow  45

Holdings is focused on managing its financial risk.

Net Investment in lease portfolio of $0.4B*.

Book investment of $1.9B less deferred taxes of $1.5B

Reached agreement on termination of eight international leases for
$453M of cash, reducing the portfolio by $358M and reducing our cash tax liability by $350 million

Sold PPN (20% interest in a 330MW CCGT in India) for
approximately book value, further reducing international investments

Redeemed $280M of non-recourse debt at Texas facilities;
repurchased $10M of Energy Holdings senior notes

September closing on exchange of $368M of Energy Holdings 8.50%
senior notes for PSEG Power 5.32% senior notes

Projected earnings for 2009 reflect the benefit of gains on the Lease terminations as well as reduced LILO/SILO lease income pending IRS resolution.

* As of 6/30/09

Delivering Value: Today and Tomorrow  46

2008 Operating

Earnings*

Texas Margin

and Major

Maintenance

Texas Project

Financing Paid

Off

Global

Contracted

Assets

Global Taxes

Interest & Other

Resources

Lease Sales /

Terminations,

Lease Income &

LILO/SILO

Interest

Resources

Interest, G&A,

Other & Taxes

2009 Guidance

PSEG Energy Holdings – 2009 Earnings Drivers

$99M

$40 – 65M

($60 - 50M)

($10 - 9M)

$14M

($14 - 12M)

$26 - 35M

($15 - 12M)

Holdings 2008 Operating Earnings vs 2009 Guidance

* See page 68 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

Delivering Value: Today and Tomorrow  47

PSEG Energy Holdings – Business Drivers

$40 – 65M

2009 Guidance

2010+ Drivers

Sale of remaining international assets
(Book value $9M)

Continued defense of LILO/SILO lease
position with improved return post-
resolution

Focused management of domestic
contracted generation portfolio

Support of 2009 joint venture Energy
Storage & Power in efforts to license
CAES 2 technology

Pursuit of renewable development with
focus on Solar and Offshore Wind

Texas Spark Spread change of
±$5/MWh at market – impact of
approximately $0.03/share

Delivering Value: Today and Tomorrow  48

Appendix

Strong operations and risk controls…

… position us to meet challenges of today’s market.

Asset optimization yielding
results

7th successful BGS auction validates
hedging strategy

RPM capacity auction supports asset
values in constrained areas

Power’s dispatch profile provides
operating flexibility

PSE&G focused on reliability and
meeting energy goals

Organization focused on controlling
costs

Challenge to meet the
upper end of our $3.00 -
$3.25 per share operating
earnings guidance.

Investment focus on projects
with attractive risk-adjusted
returns

Infrastructure

Energy Efficiency

Solar

Delivering Value: Today and Tomorrow  50

$0.0

$1.0

$2.0

$3.0

Sources

Uses

PSEG Consolidated

2009E Sources and Uses

Cash Ops*
(Non-GAAP)

Shareholder
Dividend

Investment
(includes
Nuclear
Fuel)

Net Asset Sales

Internally generated cash in 2009 is expected to exceed
investment needs.

* Cash Ops (Non-GAAP) represents Cash Ops adjusted for securitization principal repayment, taxes associated with asset sales, and IRS deposits.

IRS Deposit

Net Financing

Delivering Value: Today and Tomorrow  51

June 30, 2009 Capital Structure*

($ Billions)

45%

50%

55%

2007

2008

48%

50%

47%

50%

53%

2007

2008

PSE&G

Regulatory Equity Ratio

PSEG Consolidated

Total Debt to Total Capitalization

Our balance sheet has been strengthened …

… which provides us substantial financial flexibility.

*Excludes securitization and non-recourse debt

~$525M reduction in Net Debt
excluding PSE&G

~

~

Consolidated

PSE&G

Power

Holdings

Net Short Term Debt / (Investments)

0.0

0.3

-

-

Total Long-Term Debt

7.1

3.5

2.9

0.5

Preferred Stock

0.1

0.1

-

-

Common Equity

8.4

4.1

4.0

1.1

Total Capitalization

15.6

7.9

6.9

1.6

Delivering Value: Today and Tomorrow  52

35%

40%

45%

50%

55%

2007

2008

2009E

20%

25%

30%

35%

2007

2008

2009E

PSEG

Funds from Operations / Total Debt

PSEG Power

Funds from Operations / Total Debt

Target  Mid-20’s

~

~

Target   Mid-30’s

~

~

We are meeting or exceeding key credit measures …

… maximizing financial flexibility in uncertain credit markets.

Delivering Value: Today and Tomorrow  53

… continues 102-year history of paying common dividends.

70%

44%

Payout
Ratio

41% - 44%

43%

66%

63%

$1.10

$1.12

$1.33*

$1.17

$1.29

$1.14

2004

2005

2006

2007

2008

2009E

*Indicated annual dividend rate

Dividends per Share

Sixth consecutive annual increase in common dividend …

Delivering Value: Today and Tomorrow  54

PSE&G’s investments in Energy Efficiency, Stimulus and Solar are conditioned upon receiving reasonable rate treatment.

Future investments are weighted towards PSE&G and growth.

2009 - 2011 Capital Expenditures

$0

$500

$1,000

$1,500

$2,000

$2,500

2009

2010

2011

Power –
Sustainability

PSE&G -
Distribution

Infrastructure

Power – BET
Environmental

PSE&G -
Transmission

PSE&G - Other

Solar 4 All

Energy Efficiency

Solar II

(Pending approval)

Power –
Growth

Delivering Value: Today and Tomorrow  55

FORTUNE
500

BALANCED SCORECARD HALL OF FAME
FOR EXECUTING STRATEGY

New Jersey
MONTHLY

R1
ReliabilityOne™

Dow Jones
Sustainability Indexes

NJBIZ ALL BUSINESS • ALL NEW JERSEY

Forbes

SEPA
solar electric power association

PSEG leadership recognized

Named one
of the Most
Admired
Companies,
2007 & 2008

One of 139 companies
named to DJSI North
America and one of only
10 U.S. electric
companies included

Corporation of the year, 2007

One of the 12 best places to
work in NJ, 2009

One of the 400 best
big companies, 2008

PSE&G named America’s Most
Reliable Utility

3 of past 5 years

Mid-Atlantic Region
winner for the 7th straight year

Carbon Disclosure
Leadership Index 2008

2008
Balanced
Scorecard
Achievement
Award

Second year in a row

Delivering Value: Today and Tomorrow  56

Operational excellence, financial strength and disciplined investment…

… position us well in today’s market.

Low payout ratio and strong balance sheet provide support

Is dividend secure?

Strong cash flow well in excess of PSE&G’s equity
requirements

Do you need equity?

Carbon friendly

Federal and State Policy initiatives support capital plans

Focus on regulated company growth moderates commodity
cyclicality

How is PSEG affected
by policy changes?

Multi-year hedging profile supported by core assets

Asset balance dampens relative fuel price volatility

Focused on reducing cost structure

What’s the impact of
commodity volatility?

PSE&G current/pending rate needs equal 2-4% impact

BGS supply generally priced at market

What is impact on
customer from capital
programs?

PSEG Position

Market’s Questions

Delivering Value: Today and Tomorrow  57

Q2 2009 Earnings Summary

      16

        -

Discontinued Operations, Net of Tax

$ 0.61

$  0.63

EPS from Operating Earnings*

    (150)

    311

Net Income

    (166)

    311

Income (Loss) from Continuing
Operations

    (479)

     (7)

Reconciling Items, Net of Tax

$  313

$  318

Operating Earnings

2008

2009

               $ millions (except EPS)

Quarter ended June 30,

* See page 67 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

Delivering Value: Today and Tomorrow  58

Q2 Operating Earnings by Subsidiary

$    313

(4)

50

51

$   216

2008

$   318

1

36

43

$   238

2009

Operating Earnings

Earnings per Share

  (0.01)

-

Enterprise

$   0.61

$   0.63

Operating Earnings*

0.10

0.07

PSEG Energy Holdings

0.10

0.09

PSE&G

$   0.42

$   0.47

PSEG Power

2008

2009

         $ millions (except EPS)

Quarter ended June 30,

* See page 67 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

Delivering Value: Today and Tomorrow  59

PSEG Power – Generation Measures

* Includes figures for Pumped Storage

PSEG Power – Generation (GWh)

7,032

7,196

2,889

1,470

3,648

2,887

0

5,000

10,000

15,000

2008

2009

Quarter ended June 30,

Total Nuclear

Total Coal*

Total Oil & Natural Gas

13,569

11,553

14,296

15,014

6,546

4,149

6,426

5,510

0

10,000

20,000

30,000

2008

2009

Six months ended June 30,

27,268

24,673

Delivering Value: Today and Tomorrow  60

$17.20

11,600

$199

35

164

117

47

2009

$36.50

13,600

$496

31

465

379

86

2008

Quarter ended June 30,

$ / MWh

Total Generation
(GWh)

Total Fuel Cost

Nuclear

Total Fossil

Oil & Gas

Coal

($ millions)

291

621

141

201

$20.40

$32.40

24,700

27,300

$503

$884

71

62

432

822

2009

2008

Six months ended June 30,

PSEG Power – Fuel Costs

Delivering Value: Today and Tomorrow  61

The implementation of carbon will address the critical issue of global warming…

~$12.00 - ~$14.00

100%

Total

$0.00

$0.00

0%

Nuclear

$4.80 - $3.60

$8.00

60%- 45%

Gas CC

$1.20 - $0.60

$12.00

10% - 5%

CTs

$6.00 - $10.00

$20.00

30% - 50%

Coal

Impact

$/MWh

On margin
(approximate)

Dispatch curve implication @ $20/ton*

By Fuel Type

$12.0

$18.0

$30.0

@$30

$8.0

$12.0

$20.0

@$20

$4.0

$6.0

$10.0

@$10

Price ($/MWh)

0.4

0.6

1.0

Carbon tons/MWh

CC

CTs

Coal

PSEG Power Generation by Fuel

… and activity continues in the direction of a national program.

*For illustration purposes – potential impact of CO2 on power prices with current dispatch – not an indication of net effect on income.

Energy Produced – 2008

53%

23%

23%

Nuclear

Coal

Gas

Total GWh: 55,300

Pumped Storage
& Oil 1%

Delivering Value: Today and Tomorrow  62

The RGGI cap on CO2 emission shows that headroom exists …

200

190

180

170

160

150

140

130

2000

2002

2004

2006

2008

2010

2012

2014

2016

2018

CO2 Emissions vs. RGGI Cap
      (Actuals through 2007)

Actual &

Forecast CO2

RGGI Cap

Actual

Projected

… compared to historical emission levels.

Affected Sources

Fossil-fired electric generating
units with a capacity of 25MW
and larger

Targets and Timing

Three-year compliance periods
with the first running from 2009-
2011

Stabilization of CO2 emissions at
recent levels through 2015
(~188 million tons per year)

Achieve a 10% reduction of CO2
emissions below recent levels by
2019

This translates into ~13%
reduction below 1990 levels or
~35% reduction from Business
as Usual (BAU) levels by 2020

Delivering Value: Today and Tomorrow  63

Rate Mechanism

PSE&G proposes to recover the costs of the
program through an annual adjustment to electric
and gas rates which would not exceed 1%.

The cost of capital would be based on a capital
structure consisting of 51.2% common equity with a
return on common equity of 11.5% -- consistent
with the return allowed NJNG in its December 2008
base rate case decision.

Delivering Value: Today and Tomorrow  64

Energy efficiency investment and savings

Investment Timeline

2009 – 2011 (18 months)

Category

Expenditure

Annual

Lifetime

Annual

Lifetime

Jobs

Residential

($ millions)

Whole House

$10

3,298

52,765

30,125

602,490

51

Multi-Family

19

6,223

99,574

56,848

1,136,960

49

9,521

152,339

86,973

1,739,450

100

Industrial & Commercial

Small Business

20

32,306

484,596

123,077

1,846,154

86

Muni/Local/State Government

25

31,878

478,170

153,846

2,307,692

107

Hospital Efficiency

68

128,640

1,929,600

1,315,337

19,730,061

292

Data Center

10

32,000

480,000

122,699

1,840,491

43

Tech Demo Sub-Program

12

18,947

284,210

192,000

2,880,000

52

Building

2

4,634

69,517

47,387

710,810

9

248,405

3,726,093

1,954,346

29,315,208

589

Admin Sales, Training, Evaluation, IT

24

TOTAL

$190

257,926

3,878,432

2,041,319

31,054,658

689

Savings (MWh)

Savings (Dtherms)

Delivering Value: Today and Tomorrow  65

PSE&G Solar 4 All Program

Neighborhood Solar (40 megawatts) - $258.4M investment

Solar panels on utility poles and street lights in neighborhoods throughout
PSE&G’s service territory.

Centralized Solar (40 megawatts) – $256.1M investment

Solar systems on PSE&G land/buildings (25 megawatts).

Solar systems on 3rd Party sites (10 megawatts).

Solar systems on sites in UEZs (5 megawatts).

BPU approved a 10% ROE on its equity capital invested (47.4% common equity in its capital structure). Return and capital structure will change when a new WACC is established in a base rate case proceeding.  Customer rate impact mitigated by benefits associated with ITC and the value of electricity and Solar Renewable Energy
Certificates (SRECs) generated by the projects

Delivering Value: Today and Tomorrow  66

Items Excluded from Income from Continuing Operations
to Reconcile to Operating Earnings

Please see Page 3 for an explanation of PSEG’s use of Operating Earnings as a non-GAAP financial measure and how it differs from Net Income.

Pro-forma Adjustments, net of tax

2009

2008

2009

2008

Earnings Impact ($ Millions)

Gain (Loss) on Nuclear Decommissioning Trust (NDT) Fund Related Activity

17

$

(3)

$

(6)

$

(10)

$

Gain (Loss) on Mark-to-Market (MTM)

(24)

14

(39)

19

Lease Reserves

-

(490)

-

(490)

Premium on Bond Redemption

-

-

-

(1)

Total Pro-forma adjustments

(7)

$

(479)

$

(45)

$

(482)

$

Fully Diluted Average Shares Outstanding (in Millions)

507

509

507

509

Per Share Impact (Diluted)

Gain (Loss) on Nuclear Decommissioning Trust (NDT) Fund Related Activity

0.03

$

-

$

(0.01)

$

(0.02)

$

Gain (Loss) on Mark-to-Market (MTM)

(0.05)

0.03

(0.08)

0.04

Lease Reserves

-

(0.96)

-

(0.96)

Premium on Bond Redemption

-

-

-

-

Total Pro-forma adjustments

(0.02)

$

(0.93)

$

(0.09)

$

(0.94)

$

PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED

Reconciling Items Excluded from Continuing Operations to Compute Operating Earnings

(Unaudited)

June 30,

For the Quarters Ended

For the Six Months Ended

June 30,

Delivering Value: Today and Tomorrow  67

Please see Page 3 for an explanation of PSEG’s use of Operating Earnings as a non-GAAP financial measure and how it differs from Net Income.

Pro-forma Adjustments, net of tax

2008

2007

Earnings Impact (in Millions)

Asset Sales and Impairments:

Impairment of PPN

(9)

$

(2)

$

Impairment of Turboven

(4)

(7)

Loss on Sale of Chilquinta and Luz del Sur

-

(23)

Premium on Bond Redemption

(1)

(28)

Total Asset Sales and Impairments

(14)

(60)

Gain (Loss) on Nuclear Decommissioning Trust (NDT)

Fund Related Activity

(71)

12

Gain on Mark-to-Market (MTM)

16

10

Lease Reserves

(490)

-

Total Pro-forma to Operating Earnings

(559)

$

(38)

$

Fully Diluted Average Shares Outstanding (in Millions)

508

509

Per Share Impact (Diluted)

Asset Sales and Impairments:

Impairment of PPN

(0.02)

$

-

$

Impairment of Turboven

(0.01)

(0.01)

Loss on Sale of Chilquinta and Luz del Sur

-

(0.05)

Premium on Bond Redemption

-

(0.06)

Total Asset Sales and Impairments

(0.03)

(0.12)

Gain (Loss) on Nuclear Decommissioning Trust (NDT)

Fund Related Activity

(0.14)

0.02

Gain on Mark-to-Market (MTM)

0.03

0.02

Lease Reserves

(0.96)

-

Total Pro-forma to Operating Earnings

(1.10)

$

(0.08)

$

For the Twelve Months Ended

December 31,

PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED

Reconciling Items Excluded from Continuing Operations to Compute Operating Earnings

(Unaudited)

Items Excluded from Income from Continuing Operations to Reconcile to
Operating Earnings

Delivering Value: Today and Tomorrow  68